UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-CSR S
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06115

THE SINGAPORE FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  October 31

DATE OF REPORTING PERIOD:  April 30, 2010

The Singapore Fund, Inc.

Item 1.  Reports to Stockholders.

General Information (unaudited)

The Fund

The Singapore Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund’s Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the “Manager”), an indirect wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

Stockholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund’s NYSE trading symbol is “SGF”. The Fund’s daily NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled “Information” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted on the next page. All written inquiries should be directed to The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Restriction on Beneficial Ownership by Singapore Residents

The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 20% of the Fund’s issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund’s Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund’s shares to residents of Singapore.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2009.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s principal executive officer has certified to the NYSE that, as of June 2, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund’s principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent by calling (866) 669-9903 or by writing The Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

The Singapore Fund, Inc.

Stockholder Letter (unaudited)

May 11, 2010

Dear Stockholders:

We are pleased to present the Semi-Annual Report of The Singapore Fund, Inc. (the “Fund”) for the six months ended April 30, 2010.

Performance Review

USD Terms	Nov’09 to Jan’10	Feb’10 to Apr’10
Singapore Fund	+2.29%	+11.25%
Straits Times Index (“STI”)	+3.17%	+10.98%
Relative to Benchmark	–0.88%	+0.27%
______________________
Source: Bloomberg L.P., NAV basis with dividends reinvested, if any.

During the quarter ended January 31, 2010, the net asset value (“NAV”) of the Fund rose by 2.29%, underperforming the STI benchmark, which rose by 3.17%. During the subsequent quarter ended April 30, 2010, the NAV of the Fund rose 11.25%, outperforming the benchmark which was higher by 10.98%. Cumulatively over the six-month period, the NAV of the Fund rose 13.80% against the rise in the benchmark of 14.50%. All of the foregoing is measured in U.S. dollars.

At the sectoral level, the underperformance during the six-month period was mainly attributable to the Fund’s average cash position of 3% (contributing nearly 40 basis points (“bps”) of the underperformance) and negative stock selection. Our overweight positions, including Venture Corporation, Ezra, Asiatravel.com and Yanlord, were among the top contributors to negative stock selections. Collectively, they subtracted more than 130 bps from our performance. The underperformance was exacerbated by our zero weighting in key indexed stocks which did well during the period. These include DBS Holdings and Fraser & Neave, which deducted another 80 bps from our performance. However, this underperformance was partially offset by positive stock selections in Thailand, Indonesia and selected Singapore stocks such as Astra International, SMRT, Keppel Land, CSE Global and CP ALL. Collectively, these five stocks contributed 190 bps to our performance.

Market Review

The STI finished the six month period ended April 30, 2010 on a strong note despite volatility caused by the sovereign debt crisis in Southern Europe and tightening fear in China. Underlying economic momentum in Singapore and its regional neighbors remained robust, leading to continuing upgrades in corporate earnings. In USD terms, the STI surged 14.5% during the period under review.

Advanced estimates of first quarter 2010 (“1Q10”) real Gross Domestic Product (“GDP”) growth in Singapore was a stunning 13.1% YoY, much stronger than consensus. The official growth forecast for 2010 was subsequently raised to 7-9% YoY, while inflation was also revised upwards to 2.5-3.5%. The rapid expansion in 1Q10 GDP was driven by the manufacturing sector which grew a strong 30% YoY. The services sector expanded 8.4% and the construction sector rose 11.3% YoY during the quarter.

In conjunction with these numbers, the Monetary Authority of Singapore (“MAS”) announced a one-off revaluation of the Singapore Dollar (“SGD”) trade-weighted trading band, and a shift to a gradual and modest appreciation (from zero) of the SGD trade-weighted trading band. These two moves surprised the market and suggested a more decisive tightening move than the market expected.

During the period under review, the Singapore government introduced a series of measures to cool down the residential property market which has seen a strong pick up in demand and rising prices. According to the Urban Redevelopment Authority (“URA”), as at the end of 1Q10, residential property prices rose more than 30% since bottoming in the second quarter of 2009 (“2Q09”). Some of the anti-speculation measures included the imposition of a seller’s stamp duty on all residential properties sold within a year of purchase and lowering of the loan-to-value limit to 80% for housing loans.

Within the STI indexed components, major gainers included Neptune Orient Lines, Gold Agri, SMRT, SIA Engineering and Jardine Cycle & Carriage. Major losers included Genting Singapore, Capitaland, CapitaMall Asia, OLAM and Singapore Exchange.

Outlook and Strategy

	Benchmark (%)	Portfolio (%)	Comments
Financial Institutions	30.2	22.6	Sector limit of 25% is applicable, and the Fund is prohibited from owning DBS Group.
Conglomerates	12.0	9.4	Underweight due to zero weightings in defensives such as Sembcorp Industries and Jardine Strategic.
Property Development	12.0	8.4	Underweight due to policy risks.
Telecommunications	9.8	7.4	Underweight due to lack of earnings catalyst—to fund other stocks.
Plantation	8.8	10.1	Overweight in soft commodities.
Transportation	6.2	13.1	Overweight due to favorable outlook on volume growth and improving rates.
Shipyards	5.7	3.4	Underweight due to fair valuation and uncertain order book growth.
Food, Beverage & Tobacco	4.1	0.9	Zero weighting in F&N.
Real Estate Investment Trust	3.1	2.3	Underweight due to zero weight in retail REIT where yields are too low.
Communications—Media	2.5	0.7	Underweight due to lack of earnings catalyst.
Industrial	1.8	2.9	Overweight in ST Engineering for yield.
Gaming	1.8	1.2	Prefer Malaysian number gaming.
Automotive	1.7	2.0	Overweight in Indonesia auto.
Commercial Services	0.3	2.4	Overweight in SIA Engineering.
Technology	0.0	2.5	Overweight in CSE Global on valuation and growth prospect.
Utilities	0.0	2.1	Overweight in Hyflux for order book growth.
Healthcare	0.0	1.7	Overweight Parkway owing to improving foreign medical tourists.
E-Business	0.0	0.8	Overweight Asiatravel for rising regional tourism.
Energy	0.0	0.4	Overweight Thai Oil on attractive valuation.
Retail	0.0	1.3	Overweight in CP All on attractive growth profile.

Given the encouraging economic data that was announced recently, the consensus view is now moving towards a broad-based and more sustainable recovery. This is a positive backdrop for corporate earnings growth. However, it also portends greater inflationary pressure as the output gap is fast closing.

The Singapore market trades at an earnings multiple of 15.1 times estimated 2010 earnings and has an anticipated earnings growth average of 14% earnings growth over this year and next. This is in line with the average for the past five years. The near term market direction will be driven by external events such as the sovereign blowouts in Europe, Chinese monetary tightening, Chinese Yuan revaluation and anti-speculation property measures in this region.

We remain convinced that market returns are expected to be rather modest this year, as the various drivers for market performance are relatively balanced. While liquidity conditions will be tighter than last year, we expect stronger than expected earnings growth to support the stock market.

The portfolio is overweight in the transportation sector, while underweight in the defensive telecommunications and policy vulnerable property sectors. We expect strong earnings upgrades from the transportation sector owing to improving volume demand and an upward trend in rates as a result of supply constraint. While physical properties have seen significant pick-up in activity, we remain wary of policy measures to curb asset inflation. We would turn more positive on companies in the property sector provided their share prices move closer to their revalued net asset value.

Outside of Singapore, we have built up some exposure to Thailand, Indonesia and Malaysia from a bottom-up basis. These positions seek to take advantage of attractive valuations prevailing in those stocks when selected segments of the regional economies are expected to do well. These include consumption, plantation and utilities.

Portfolio Management

Effective May 26, 2010, Mr. Teo Chon Kiat, who had been the alternate portfolio manager, assumed the day-to-day management of the Fund replacing Mr. Kam Yoke Meng. Chon Kiat has been with DBS Asset Management Ltd. since 1998 managing institutional and retail funds.

The Fund’s management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

\s\ Masaaki Goto
MASAAKI GOTO
Chairman of the Board

The Singapore Fund, Inc.

Portfolio of Investments

April 30, 2010 (unaudited)

COMMON STOCKS—95.41%

Shares		Value	Shares		Value
INDONESIA—1.98%			Electrical Products & Computers—2.48%
Automotive—1.98%			4,747,000	CSE Global Ltd.	$3,636,884
555,500	PT Astra International Tbk	$2,905,683	Food, Beverage, Tobacco—0.95%
MALAYSIA—2.11%			726,500	Olam International Ltd.	1,394,159
Entertainment—1.16%			Health & Personal Care—7.01%
303,700	Tanjong Public Ltd. Co.	1,705,183	2,025,000	Wilmar International Ltd.	10,298,614
Plantation—0.95%			Industrial—2.93%
269,700	Kuala Lumpur Kepong		1,853,000	Singapore Technologies
	Berhad	1,397,410		Engineering Ltd.	4,299,555
Total Malaysia Common Stocks		3,102,593	Property Development—10.08%
SINGAPORE—87.59%			1,364,000	Capitaland Ltd.†	3,742,167
Agriculture & Food—2.14%			180,000	City Developments
7,317,000	Golden Agri-Resources			Ltd.	1,402,700
	Ltd.	3,149,967	847,000	Hongkong Land
Banks—21.21%				Holdings, Ltd.	4,531,450
2,473,022	Oversea-Chinese		1,012,000	Parkway Holdings
	Banking Corp. Ltd.	15,879,310		Ltd.	2,510,617
1,031,000	United Overseas		2,084,000	Yanlord Land
	Bank Ltd.	15,286,333		Group Ltd.	2,615,454
		31,165,643			14,802,388
Commercial Services—2.38%			Real Estate Investment Trust—2.32%
1,299,663	SIA Engineering		2,415,000	CDL Hospitality Trusts	3,400,912
	Co. Ltd.†	3,499,275	Shipyards—3.35%
Conglomerate—9.38%			685,000	Keppel Corp. Ltd.	4,918,205
201,600	Jardine Matheson		Telecommunications—7.41%
	Holdings Ltd.	7,422,912	4,889,000	Singapore
2,878,000	Noble Group Ltd.	6,362,889		Telecommunications
		13,785.801		Ltd.†	10,880,299
E-Business—0.77%
3,000,000	Asiatravel.com
	Holdings Ltd.	1,138,271

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Portfolio of Investments (concluded)

April 30, 2010 (unaudited)

COMMON STOCKS (concluded)	TIME DEPOSITS—0.07%

Shares	Value	Principal Amount (000)	Value
Transportation—Air—5.08%	U.S. DOLLAR—0.07%
673,000	Singapore Airlines Ltd.†	$7,464,137	$107	JPMorgan Chase Bank,
Transportation—Land—3.13%	0.10%, due 5/3/10	$107,425
2,764,000	SMRT Corp., Ltd.†	4,598,263	Total Time Deposits
Transportation—Marine—4.91%	(Cost—$107,426)
1,930,000	Ezra Holdings Ltd.	2,943,232	Total Investments—95.48%
2,674,000	Neptune Orient	(Cost—$108,408,959)	140,269,827
Lines Ltd.†	4,272,937	Other assets less liabilities—4.52%	6,637,260
7,216,169	NET ASSETS (Applicable to
Water Treatment Systems—2.06%	9,493,516 shares of capital stock
1,196,000	Hyflux Ltd.	3,028,180	outstanding; equivalent to $15.47
Total Singapore Common Stocks	128,676,722	per share)—100.00%	$146,907,087
THAILAND—3.73%	________________
Banks—1.34%	† Deemed to be an affiliated issuer (see page 10).
531,700	Bangkok Bank Public
Co., Ltd. (Foreign)	1,971,998
Energy—0.39%
388,700	Thai Oil Public
Co., Ltd. (Foreign)	564,639
Media—0.66%
1,359,600	BEC World Public Co.,
Ltd. (NVDR)	974,895
Retail—1.34%
2,292,100	CP ALL Public
Co., Ltd. (NVDR)	1,965,872
Total Thailand Common Stocks	5,477,404
Total Common Stocks
(Cost—$108,301,533)	140,162,402

See accompanying notes to financial statements.

The Singapore Fund, Inc.

EQUITY CLASSIFICATIONS HELD April 30, 2010 (unaudited)		TEN LARGEST EQUITY POSITIONS HELD April 30, 2010 (unaudited)
	Percent of		Percent of
Industry	Net Assets	Issue	Net Assets
Banks	22.55%	Oversea-Chinese Banking Corp. Ltd.	10.81%
Property Development	10.08	United Overseas Bank Ltd.	10.40
Conglomerate	9.38	Singapore Telecommunications Ltd.	7.41
Telecommunications	7.41	Wilmar International Ltd.	7.01
Health & Personal Care	7.01	Singapore Airlines Ltd.	5.08
Transportation—Air	5.08	Jardine Matheson Holdings Ltd.	5.05
Transportation—Marine	4.91	Noble Group Ltd.	4.33
Shipyards	3.35	Keppel Corp. Ltd.	3.35
Transportation—Land	3.13	SMRT Corp., Ltd.	3.13
Industrial	2.93	Hongkong Land Holdings, Ltd.	3.08
Electrical Products & Computers	2.48
Commercial Services	2.38
Real Estate Investment Trust	2.32
Agriculture & Food	2.14
Water Treatment Systems	2.06
Automotive	1.98
Retail	1.34
Entertainment	1.16
Plantation	0.95
Food, Beverage, Tobacco	0.95
Media	0.66
E-Business	0.77
Energy	0.39

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Affiliated Holdings

Temasek Holdings, an Asian investment company located in Singapore, owns 28% of DBS Group, the parent of the Manager. Temasek Holdings also owns at least 25% of the following portfolio securities, which are deemed affiliated holdings because of this common ownership.

Name of Affiliated Holding	Number of Shares Held October 31, 2009	Purchase Cost	Sales Cost	Number of Shares Held April 30, 2010	Market Value at April 30, 2010	Dividend Income
Capitaland Ltd.	1,500,000	$—	$187,816	1,364,000	$3,742,167	$104,449
Neptune Orient Lines Ltd.	—	3,310,841	—	2,674,000	4,272,937	—
SIA Engineering Co. Ltd.	260,000	2,724,456	—	1,299,663	3,499,275	9,375
Sembcorp Marine Ltd.	1,700,000	—	2,434,343	—	—	—
Singapore Airlines Ltd.	—	6,830,758	—	673,000	7,464,137	—
Singapore Technologies
Engineering Ltd.	—	4,043,496	—	1,853,000	4,299,555	139,210
Singapore
Telecommunications Ltd.	6,602,000	—	2,331,282	4,889,000	10,880,299	291,624
SMRT Corp., Ltd.	2,764,000	—	—	2,764,000	4,598,263	34,824
Total					$38,756,633	$579,482

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Assets and Liabilities

April 30, 2010 (unaudited)

Assets
Investment in securities, at value:
Unaffiliated securities (cost—$72,494,103)	$101,513,194
Affiliated securities (cost—$35,914,855)	38,756,633	$140,269,827
Cash denominated in foreign currency (cost—$5,516,833)		5,581,045
Receivable for securities sold		284,876
Interest and dividends receivable		1,034,567
Prepaid expenses		21,677
Total assets		147,191,992
Liabilities
Payable for management fees		84,823
Payable for advisory fees		43,199
Payable for other affiliates		35,071
Audit and tax services		52,592
Accrued expenses and other liabilities		69,220
Total liabilities		284,905
Net Assets		146,907,087
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
9,493,516 shares issued and outstanding		94,935
Paid-in capital in excess of par value		109,121,924
Accumulated net investment loss		(247,878)
Undistributed net realized gain on investments		6,012,375
Net unrealized appreciation on investments and other assets and liabilities
denominated in foreign currency		31,925,731
Net assets applicable to shares outstanding		$146,907,087
Net Asset Value Per Share		$15.47

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Consolidated Statement of Operations

For the Six Months Ended April 30, 2010 (unaudited)

Investment income:
Dividends:
Dividends: Unaffiliated securities	$579,482
Affiliated securities (net of withholding taxes of - $17,649)	1,174,188	$1,753,670
Interest		58
Total investment income		1,753,728
Expenses:
Investment management fee		486,811
Investment advisory fee		247,773
Administration fee		188,998
Custodian fees and expenses		54,843
Audit and tax services		47,357
Legal fees and expenses		28,504
Directors’ fees and expenses		27,521
Reports and notices to stockholders		24,100
Insurance expense		17,037
Transfer agency fee and expenses		5,830
Other		55,541
Total expenses		1,184,315
Net investment income		569,413
Realized and unrealized gains (losses) from investment activities and foreign currency transactions:
Net realized gains on investments:
Unaffiliated securities	6,018,798
Affiliated securities	3,224,394	9,243,192
Net realized foreign currency transaction losses		(57,144)
Net change in unrealized appreciation (depreciation) on investments in
equity securities		8,101,623
Net change in unrealized appreciation (depreciation) on short-term investments
and other assets and liabilities denominated in foreign currency		78,095
Net realized and unrealized gains from investment activities and
foreign currency transactions		17,365,766
Net increase in net assets resulting from operations		$17,935,179

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009
Increase (decrease) in net assets from operations:
Net investment income	$569,413	$1,857,126
Net realized gain (loss) on:
Investments	9,243,192	(2,284,026)
Foreign currency transactions	(57,144)	(18,519)
Net change in unrealized appreciation on:
Investments in equity securities	8,101,623	52,581,280
Translation of short-term investments and other
assets and liabilities denominated in foreign currency	78,095	7,418
Net increase in net assets resulting from operations	17,935,179	52,143,279
Dividends and distributions to stockholders from:
Net realized gains from investment and foreign currency transactions	—	(4,363,211)
Net investment income	(2,464,252)	(318,346)
Total dividends and distributions to stockholders	(2,464,252)	(4,681,557)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	206,057	867,729
Net increase in net assets	15,676,984	48,329,451
Net assets:
Beginning of period	131,230,103	82,900,652
End of period (including accumulated net investment loss and undistributed net investment income of $(247,878) and
$1,646,961, respectively)	$146,907,087	$131,230,103

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Singapore Fund, Inc. (the “Fund”) was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The following significant accounting policies are in conformity with generally accepted accounting principles in the Unites States of America (“GAAP”) for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the “Board”) of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities. The Fund intends to determine net asset value based on valuations made as of 5:00 p.m., Singapore time and 5:00 p.m. London time for foreign exchange rates, on each day.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. During the six months ended April 30, 2010, the Fund was subject to withholding tax, ranging from 0% to 25%, on certain income from its investments.

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Forward Foreign Currency Contracts—The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no forward foreign currency contracts held in the portfolio as of April 30, 2010.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of fair value hierarchy as follows:

Level 1—	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

Level 2—	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3—	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Manager. The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$140,269,827
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$140,269,827

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of April 30, 2010 is presented.

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments (POI). Please refer to the POI for industry specifics of the portfolio holdings.

Investment Manager and Investment Adviser

The Fund has entered into an Investment Management Agreement (the “Management Agreement”) with DBS Asset Management (United States) Pte. Ltd. (the “Manager”). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly net assets and 0.66% of the Fund’s average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2010, no out-of-pocket expenses were paid to the Manager.

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Daiwa SB Investments (Singapore) Limited (the “Adviser”), which provides general and specific investment advice to the Manager with respect to the Fund’s assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund’s average weekly net assets and 0.34% of the Fund’s average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2010, no out-of-pocket expenses were paid to the Adviser.

At April 30, 2010, the Fund owed to the Manager and the Adviser $84,823 and $43,199 for management and advisory fees, respectively.

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2010, no out-of-pocket expenses were paid to the Administrator.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $104,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and appoints subcustodians for the Fund’s assets held outside of the United States. DSTC has appointed DBS Bank Ltd. (“DBS Bank”), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of- pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 2010, DSTC earned $14,055 and DBS Bank earned $38,980 from the Fund for their respective custodial services.

At April 30, 2010, the Fund owed to DSTC $23,961, $8,667 and $26,720 for administration, compliance and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $24,277.

During the six months ended April 30, 2010, the Fund paid or accrued $28,504 for legal services, in connection with the Fund’s on-going operations, to a law firm to which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at April 30, 2010 was $108,378,990, excluding short-term interest-bearing investments. At April 30, 2010, the net unrealized appreciation on investments, excluding short-term securities, of $31,783,412 was composed of gross appreciation of $33,268,800 for those investments having an excess of value over cost, and gross depreciation of $1,485,388 for those investments having an excess of cost over value. For the six months ended April 30, 2010, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $52,071,673 and $51,892,723, respectively.

At October 31, 2009, the Fund had a capital loss carryforward of $3,033,233, which expires in the year 2017, available to offset future net capital gains.

The Singapore Fund, Inc.

Notes to Financial Statements (concluded)

Concentration of Risk

Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

At April 30, 2010, the Fund had 7,614,003 Singapore Dollars valued at $5,555,639 (3.78% of net assets) and 80,905 Malaysian Ringgits valued at $25,406 (0.02% of net assets) on deposit with a single financial institution.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended April 30, 2010, 15,623 shares were issued on December 30, 2009 at the reinvestment price of $13.19. The net asset value per share on that date was $14.62. Of the 9,493,516 shares outstanding at April 30, 2010, Daiwa Securities America, Inc., an affiliate of the Adviser and DSTC, owned 18,914 shares.

The Singapore Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended April 30,
	2010	For the Years Ended October 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.85	$8.85	$22.83	$14.55	$10.54	$10.20
Net investment income(b)	0.06	0.20	0.27	0.16	0.34	0.16
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.83	5.31	(12.77)	8.61	3.84	0.40
Net increase (decrease) in net asset value resulting from operations	1.89	5.51	(12.50)	8.77	4.18	0.56
Less: dividends and distributions to stockholders
Net investment income	(0.26)	(0.03)	(1.31)	(0.49)	(0.17)	(0.22)
Net realized gains on investments and foreign currency transactions	—	(0.47)	(0.15)	—	—	—
Total dividends and distributions to stockholders	(0.26)	(0.50)	(1.46)	(0.49)	(0.17)	(0.22)
Dilutive effect of dividend reinvestment	(0.01)	(0.01)	(0.02)	—	—	—
Net asset value, end of period	$15.47	$13.85	$8.85	$22.83	$14.55	$10.54
Per share market value, end of period	$13.69	$12.45	$8.04	$20.72	$13.34	$9.29
Total investment return:(a)
Based on market price at beginning and end of period, assuming reinvestment of dividends	12.13%	65.09%	(57.49)%	60.26%	45.98%	11.80%
Based on net asset value at beginning and end of period, assuming reinvestment of dividends	13.90%	66.85%	(57.53)%	61.90%	40.34%	5.95%
Ratios and supplemental data:
Net assets, end of period (in millions)	$146.9	$131.2	$82.9	$211.7	$134.5	$97.1
Ratios to average net assets of:
Expenses, excluding tax applicable to net investment income	1.73%*	1.95%	1.79%	1.61%	1.86%	1.81%
Expenses, including tax applicable to net investment income	1.75%*	2.03%	1.82%	2.01%	—	—
Net investment income	0.83%*	1.91%	1.66%	0.86%	2.74%	1.47%
Portfolio turnover	39.29%	98.17%	94.08%	34.78%	45.28%	34.85%

(a)
Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(b)	Calculated based on average shares outstanding.
*	Annualized.

The Singapore Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 2, 2010, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the “Fund”) was held and the following matters were voted upon.

Proposal 1: Election of two Class I Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2013.

Number of Shares/Votes

Class I	Voted For	Proxy Authority Withheld
David G. Harmer	4,656,752	2,728,163
Rahn K. Porter	4,774,002	2,610,913

In addition to the Directors re-elected at the Meeting, Austin C. Dowling, Masaaki Goto, Martin J. Gruber, and Richard J. Herring were the other members of the Board who continued to serve as Directors of the Fund.

Proposal 2: The shareholders of The Singapore Fund, Inc. (“Fund”) ask the Board of Directors to take the steps necessary to adopt an interval fund structure, whereby the Fund will conduct periodic tender offers at least semiannually for at least 10% of currently outstanding common shares at a price of at least 98% of net asset value (NAV).

Number of Shares/Votes

Voted For	Proxy Authority Withheld
3,738,387	890,548

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund. The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.

•	Dealings and transactions with us or others.

The Singapore Fund, Inc.

An Important Notice Concerning Our Privacy Policy (concluded)

We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

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BOARD OF DIRECTORS Masaaki Goto, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter	THE SINGAPORE FUND, INC. Semi-Annual Report April 30, 2010
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.
INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

Item 2.  Code of Ethics.

Not applicable for this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6.  Investments.

A schedule of investments is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Mr. Kam Yoke Meng, CFA, who has been the registrant's portfolio manager since May 2008 resigned from DBS Asset Management Ltd., of which the registrant's investment manager, DBS Asset Management (United States) Pte. Ltd., is a wholly owned subsidiary, effective May 25, 2010.  Mr. Teo Chon Kiat has assumed responsibility for the day-to-day management of the registrant's portfolio as the alternate portfolio manager while DBS Asset Management Ltd. considers whether to appoint a new primary portfolio manager or to appoint Mr. Teo Chon Kiat as the primary portfolio manager and appoint a new alternate portfolio manager.

Mr. Teo Chon Kiat joined DBS Asset Management Ltd. in April 1998. Prior to this, he was a quantitative analyst at Koeneman Capital Management.

Other Accounts Managed by the Portfolio Manager. As of June 1, 2010, Mr. Teo Chon Kiat managed no other registered investment companies; and is the portfolio manager of two collective investment schemes domiciled in Singapore, which are pooled investment vehicles other than registered investment companies, with a total of S$68 million in assets.

Because Mr. Teo Chon Kiat manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the other investment companies which Mr. Teo Chon Kiat manages may receive fees from certain funds that are higher than the fee it receives from the registrant. In those instances, Mr. Teo Chon Kiat may have an incentive to favor the higher fee accounts over the Fund. DBS Asset Management (United States) Pte. Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Manager. As of June 1, 2010, Mr. Teo Chon Kiat did not beneficially own any securities in the registrant.

Portfolio Manager Compensation Structure. Mr. Teo Chon Kiat receives a combination of base compensation and discretionary compensation. The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Teo Chon Kiat.

Generally, Mr. Teo Chon Kiat receives a total compensation comprising an annual base salary and a variable bonus. The variable bonus takes into account Mr. Teo Chon Kiat's performance, DBS Asset Management's performance as well as any other factors that may be determined by DBS Asset Management such as fund performance, contribution to the business objectives of the investment manager, the dollar amount of assets under management and client contributions, etc.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this semi-annual report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(a)(2)	Certifications required by Rule 30a 2(a) of the Investment Company Act of 1940, as amended.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002..

(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Singapore Fund, Inc.

By	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 17, 2010

By	\s\ Masaaki Goto
Masaaki Goto, Principal Executive Officer

Date:  June 17, 2010

EXHIBIT (a)(2)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 17, 2010

\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masaaki Goto, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 17, 2010

By	\s\ Masaaki Goto
Masaaki Goto, Principal Executive Officer

EXHIBIT (b)

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Financial Officer of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 17, 2010

\s\ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 17, 2010

\s\ Masaaki Goto
Masaaki Goto, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.